UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                            January 28, 2005
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                CNF Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

           3240 Hillview Avenue, Palo Alto, California  94304
          ---------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 494-2900



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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 1.01 Entry into a Material Definitive Agreement

A. Executive Compensation. On January 24, 2005, the Company's Compensation Committee, together with (in the case of the compensation of the Company's interim Chief Executive Officer), the other independent members of the Board of Directors, approved the following:

Salary Increases:


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|Officer     |Title                    |Current Salary|% Increase|New Salary|
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|            |                         |              |          |          |
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|W. Keith    |Interim Chief Executive  |$750,000      |0%        |$750,000  |
|Kennedy, Jr.|Officer                  |              |          |          |
|(1)         |                         |              |          |          |
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|Robert L.   |President & CEO, Menlo   |$300,040      |4.0%      |$312,052  |
|Bianco      |Logistics, Inc.          |              |          |          |
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|Jennifer W. |Senior Vice President,   |$260,000      |19.2%     |$310,024  |
|Pileggi (2) |General Counsel &        |              |          |          |
|            |Secretary                |              |          |          |
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|Chutta      |Senior Vice President and|$441,012      |0%        |$441,012  |
|Ratnathicam |Chief Financial Officer  |              |          |          |
|(3)         |                         |              |          |          |
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|Kevin C.    |Vice President and       |$241,540      |4.1%      |$251,472  |
|Schick (4)  |Controller, Con-Way      |              |          |          |
|            |Transportation Services, |              |          |          |
|            |Inc.                     |              |          |          |
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|Douglas W.  |Senior Vice President    |$425,100      |0%        |$425,100  |
|Stotlar (5) |                         |              |          |          |
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|John H.     |Senior Vice President    |$498,784      |5.5%      |$526,240  |
|Williford   |                         |              |          |          |
|(6)         |                         |              |          |          |
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|            |                         |              |          |          |
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   (1)Dr. Kennedy began receiving a salary as interim Chief Executive Officer on October 1, 2004. Prior to that time, he received a special annualized retainer of $350,000 for serving as the Chairman of the Board. In 2004, Dr. Kennedy also received an annual Board retainer of $30,000 that was paid to all members of the Board of Directors, and Board meeting fees of $16,500. Dr. Kennedy will not receive a Board retainer or Board meeting fees in 2005, for so long as he serves as interim Chief Executive Officer.
   (2)Ms. Pileggi was appointed Senior Vice President, General Counsel and Secretary effective December 28, 2004; she formerly served as Vice President and Corporate Counsel of Menlo Worldwide, LLC, a subsidiary of CNF Inc.
   (3)As previously announced, Mr. Ratnathicam notified CNF of his intention to retire as Senior Vice President and Chief Financial Officer, effective March 31, 2005.
   (4)As previously announced, Mr. Schick was appointed Senior Vice President and Chief Financial Officer, effective March 31, 2005.
   (5)Mr. Stotlar was appointed Senior Vice President of CNF Inc. and President and Chief Executive Officer of Con-Way Transportation
     Services, Inc., effective December 3, 2004.  Mr. Stotlar received a
     26.4% raise, from $336,284 to $425,100, upon such appointment.
   (6)Mr. Williford is also President and Chief Executive Officer of Menlo Worldwide, LLC.









2005 Incentive Compensation Awards. The annual incentive compensation awards are based upon performance objectives approved by the Compensation Committee. The 2005 awards to Ms. Pileggi and Mr. Ratnathicam are based on the pre-tax, pre-incentive income of the Company; the awards to Messrs. Williford and Bianco are based on the pre-tax, pre-incentive income of Menlo Worldwide, LLC; and the awards to Messrs. Stotlar and Schick are based on the pre-tax, pre-incentive income of Con-Way Transportation Services, Inc. The maximum incentive compensation for any officer is equal to twice his or her target award.

In 2004, Dr. Kennedy did not participate in the CNF Inc. Incentive Compensation Plan, and will not participate in the Plan in 2005. On January 24, 2005, the independent members of the Board of Directors approved a discretionary cash bonus for Dr. Kennedy in the amount of $1,000,000.


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|Officer     |Title                         |Target     |Target  |Maximum   |
|            |                              |Award, as  |Award   |Award ($) |
|            |                              |Percentage |($)     |          |
|            |                              |of Salary  |        |          |
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|            |                              |           |        |          |
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|W. Keith    |Interim Chief Executive       |N/A        |N/A     |N/A       |
|Kennedy, Jr.|Officer                       |           |        |          |
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|Robert L.   |President & CEO, Menlo        |60%        |$186,014|$372,029  |
|Bianco      |Logistics, Inc.               |           |        |          |
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|Jennifer W. |Senior Vice President, General|75%        |$232,518|$465,036  |
|Pileggi     |Counsel & Secretary           |           |        |          |
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|Chutta      |Senior Vice President and     |75%        |$330,759|$661,518  |
|Ratnathicam |Chief Financial Officer       |           |        |          |
|(1)         |                              |           |        |          |
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|Kevin C.    |Vice President and Controller,|45%        |$108,693|$217,386  |
|Schick      |Con-Way Transportation        |           |        |          |
|            |Services, Inc.                |           |        |          |
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|Douglas W.  |Senior Vice President         |100%       |$425,100|$850,200  |
|Stotlar     |                              |           |        |          |
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|John H.     |Senior Vice President         |100%       |$526,200|$1,052,400|
|Williford   |                              |           |        |          |
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|            |                              |           |        |          |
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   (1)The target and maximum award amounts for Mr. Ratnathicam in the table above are based on employment for all of 2005. Under the terms of the CNF Inc. Incentive Compensation Plan, Mr. Ratnathicam will be eligible to receive a pro rata portion of the incentive compensation award, based on the three months in 2005 in which he will serve as Senior Vice President and Chief Executive Officer prior to his retirement effective March 31, 2005.



Value Management Plan Awards for Three-Year Cycle Ending December 31, 2007. Value Management awards are governed by the terms of the Company's Value Management Plan. Two-thirds of each award is based upon EBITDA (earnings before interest, taxes, depreciation and amortization) and ROCE (return on capital employed), and one-third on relative total shareholder return for the three-year cycle. The performance objectives are approved by the
Compensation Committee.   Payments on the awards set forth in the table below
are payable in 2008, based on actual performance for the three-year period commencing January 1, 2005 and ending December 31, 2007. The maximum Value Management Plan award for any officer is equal to twice his or her target award. Dr. Kennedy and Mr. Ratnathicam did not receive Value Management Plan Awards for the three-year cycle ending December 31, 2007. A copy of the Value Management Plan is included as Exhibit 10.30 to the Company's Quarterly Report on Form 10-Q filed on May 7, 2004. The foregoing description of the Value Management Plan is qualified in its entirety by reference to such exhibit.


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|Officer     |Title                             |Target |Target  |Maximum   |
|            |                                  |Award  |Award   |Award ($) |
|            |                                  |(% of  |($)     |          |
|            |                                  |Salary)|        |          |
-----------------------------------------------------------------------------
|            |                                  |       |        |          |
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|W. Keith    |Interim Chief Executive Officer   |N/A    |N/A     |N/A       |
|Kennedy, Jr.|                                  |       |        |          |
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|Robert L.   |President & CEO, Menlo Logistics, |65%    |$202,834|$405,668  |
|Bianco      |Inc.                              |       |        |          |
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|Jennifer W. |Senior Vice President, General    |115%   |$356,528|$713,056  |
|Pileggi     |Counsel & Secretary               |       |        |          |
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|Chutta      |Senior Vice President and Chief   |N/A    |N/A     |N/A       |
|Ratnathicam |Financial Officer                 |       |        |          |
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|Kevin C.    |Vice President and Controller,    |40%    |$100,526|$201,052  |
|Schick      |Con-Way Transportation Services,  |       |        |          |
|            |Inc.                              |       |        |          |
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|Douglas W.  |Senior Vice President             |150%   |$637,650|$1,275,300|
|Stotlar     |                                  |       |        |          |
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|John H.     |Senior Vice President             |150%   |$789,360|$1,578,720|
|Williford   |                                  |       |        |          |
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|            |                                  |       |        |          |
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Stock Option Awards.  Each stock option award described in the table below is made pursuant to, and is governed by the terms of, the Company's 1997 Equity and Incentive Plan and a stock option agreement entered into by the Company and the executive. These documents provide that the options have a term of ten years, will vest in equal annual installments over three years, commencing January 1, 2006, or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). Upon retirement at age 65 or pursuant to the "Rule of 85" (providing for an unreduced retirement benefit upon early retirement), the options continue to
vest in accordance with their terms.   Except as noted above, unvested
options are forfeited upon termination of the executive's employment.


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|Officer     |Title                 |Non-      |Incentive |Total  |Exercise |
|            |                      |Qualified |Stock     |Option |Price    |
|            |                      |Option    |Option    |Shares |         |
|            |                      |Shares    |Shares    |       |         |
-----------------------------------------------------------------------------
|            |                      |          |          |       |         |
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|W. Keith    |Interim Chief         |0         |0         |0      |N/A      |
|Kennedy, Jr.|Executive Officer     |          |          |       |         |
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|Robert L.   |President & CEO, Menlo|8,000     |0         |8,000  |$46.02   |
|Bianco      |Logistics, Inc.       |          |          |       |         |
-----------------------------------------------------------------------------
|Jennifer W. |Senior Vice President,|13,328    |2,172     |15,500 |$46.02   |
|Pileggi     |General Counsel &     |          |          |       |         |
|            |Secretary             |          |          |       |         |
-----------------------------------------------------------------------------
|Chutta      |Senior Vice President |0         |0         |0      |N/A      |
|Ratnathicam |and Chief Financial   |          |          |       |         |
|            |Officer               |          |          |       |         |
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|Kevin C.    |Vice President and    |4,000     |0         |4,000  |$46.02   |
|Schick      |Controller, Con-Way   |          |          |       |         |
|            |Transportation        |          |          |       |         |
|            |Services, Inc.        |          |          |       |         |
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|Douglas W.  |Senior Vice President |0         |0         |0      |N/A      |
|Stotlar (1) |                      |          |          |       |         |
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|John H.     |Senior Vice President |33,328    |2,172     |35,500 |$46.02   |
|Williford   |                      |          |          |       |         |
|(2)         |                      |          |          |       |         |
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|            |                      |          |          |       |         |
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   (1)Mr. Stotlar received a grant of 40,000 stock options and 30,000 shares of restricted stock in December 2004 in connection with his appointment as Senior Vice President of CNF Inc. and President and Chief Executive Officer of Con-Way Transportation Services, Inc.
   (2) Mr. Williford also received a grant of 30,000 shares of restricted stock in December 2004.




B. Director Compensation. On January 24, 2005, the Company's Board of Directors, based on the recommendation of the Director Affairs Committee, approved the following changes to the compensation payable to members of the
Board:

     Cash Compensation. Each director will receive an annual cash retainer of $70,000. In addition, the chair of the Audit Committee will receive an annual chair cash retainer of $15,000, and the chairs of the Compensation, Director Affairs and Finance Committees each will receive an annual chair cash retainer of $8,000. Each member of the Audit Committee, other than the chair, will also receive an additional committee retainer of $5,000. Each of the retainers described above are payable quarterly in advance. Directors will no longer receive any fees for attending Committee or Board meetings.

     Equity Compensation.   Each director will receive grants of restricted
stock having a notional value of $65,000 per year for each year of the director's three-year term. Except during a transition period, each director will receive a grant of restricted stock having a value at the time of grant of $195,000 (3 years at $65,000 per year) in the year that the director is elected or re-elected to the Board, and will not receive a restricted stock grant under this program in the subsequent two years. Each such grant of restricted stock will be granted in April (following election or re-election to the Board) and will vest one-third per year, commencing on the anniversary date of the grant, or earlier upon the occurrence of certain events such as death, disability, retirement or a Change in Control.

     The transition period operates as follows. Following CNF's annual meeting of shareholders in April 2005, current directors elected or re-elected to the Board in 2005 will receive a grant of restricted stock having a value of $195,000 at the time of grant. Current directors who are scheduled for election or re-election in 2006 will receive a grant of restricted stock having a value of $65,000 at the time of grant, which will vest one-third per year commencing on the anniversary date of the grant, and then receive a grant of restricted stock having a value of $195,000 in 2006, if they are elected or re-elected to the Board. Directors who are scheduled for election or re-election in 2007 will receive a grant of restricted stock having a value of $130,000 at the time of grant, which will vest one-third per year commencing on the anniversary date of the grant, and then receive a grant of restricted stock having a value of $195,000 in 2007, if they are elected or re-elected to the Board.

     New directors appointed to the Board will receive an initial grant of restricted stock having a value of $195,000, $130,000 or $65,000, depending on when they are next scheduled for election to the Board, and then receive a grant of restricted stock having a value of $195,000 when they are elected. These awards will vest in the same manner as those described in the preceding paragraph.

     Prior to the Board's approval of the changes described above, each director received an automatic grant of 2,500 stock options and a grant of
499 shares of restricted stock, effective January 1, 2005.    To implement
the changes to the directors' equity compensation described above, the January 1 grants of stock options and restricted stock have been cancelled.

     Dr. Kennedy will not receive a Board retainer, meeting fees or other compensation in 2005 in his capacity as Chairman and a member of the Board of Directors, for so long as he serves as interim Chief Executive Officer.




Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 24, 2005, CNF Inc. issued a press release announcing that Kevin C. Schick has been appointed Senior Vice President and Chief Financial Officer effective March 31, 2005, replacing Chutta Ratnathicam, who has informed the Company that he will retire effective on that date.

Mr. Schick, age 53, currently is Vice President and Controller of Con-Way Transportation Services, Inc., CNF's regional trucking and supply chain subsidiary. He has served in that capacity since 1989. He joined the Con-Way organization in 1983 as a member of the Con-Way Central Express start-up team. Mr. Schick holds a bachelor's degree from Marquette University and an MBA from Northwestern University.

A copy of the press release is filed with this report as Exhibit 99 and is incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to such exhibit.




Item 8.01  Other Events

On January 24, 2005, CNF Inc. issued a press release announcing that the Board of Directors had approved a plan to repurchase up to $300 million in common stock within the next two years in open market purchases and privately-negotiated transactions. A copy of the press release is included as
Exhibit 99 to the Company's report on Form 8-K filed on January 25, 2005 and is incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to such exhibit.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Exhibit No.    Description
    -----------    ----------------------------------------------------
    99             Press release dated January 24, 2005.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)




January 28, 2005        /s/ Jennifer W. Pileggi
                        -----------------------
                        Jennifer W. Pileggi
                        Senior Vice President,
                        General Counsel & Secretary